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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2005

HuntMountain Resources

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

Metaline Mining & Leasing Company

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 3.02 Unregistered Sales of Equity Securities

On March 28, 2005 the Company (through its predecessor, Metaline Mining & Leasing Company) completed a private placement of 1,500,000 special warrants at a price of $0.10 per special warrant.  The price of the special warrant was a ten percent premium over market price at the date of the offering. Each special warrant was to automatically be converted into one share of the Company’s restricted common stock upon the increase of the Company’s capitalization sufficient to permit the conversion of the warrants. In the event that the special warrants had not been converted on or before July 30, 2005 the warrant holders could, but were not required to, rescind their purchase. The private placement was made pursuant to a Regulation D Rule 506 exemption from registration under the Securities Act of 1933, as amended.  The special warrants were offered and sold to a total of six investors, all of whom are accredited investors.  There was no commission paid, directly or indirectly, to any person in conjunction with the sale of the special warrants.  The Company received gross proceeds of $150,000 from the offering. Due to the fact that the Special Warrants had not been converted by July 30, 2005, each of the purchasers was given the opportunity to rescind their subscription and receive back their investment. On August 17, 2005 purchasers representing 1,300,000 shares elected not to rescind their purchase. All purchasers have now elected not to rescind their purchase. The Special Warrants have now been converted into 1,500,000 shares of Common Stock. The $150,000 proceeds of the private placement which the Company had segregated into an escrow account have now been released to the Company.

Private Placement Purchasers

Securities

Relationship

Name                          Investment ($)

Purchased

to Company

Tim Hunt and

$30,000

300,000

President, General Partner

Resa Hunt

of HFLP

Resa Hunt is Tim Hunt’s spouse and

a General Partner of HFLP

Joanna and

$20,000

200,000

Tim and Resa

Doug Steinbach

Hunt’s daughter and

son- in-law

Darrick Hunt

$40,000

400,000

Tim and Resa Hunt’s

son

Brandon Hunt

$20,000

200,000

Tim and Resa Hunt’s

Son

Zach Hunt

$20,000

200,000

Tim and Resa Hunt’s

Son

Jacob and

$20,000

200,000

Resa Hunt’s Parents

Thelma Reidt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Tim Hunt

Date: August 26, 2005

By:

      Tim Hunt, President

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